SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    February 1, 2011

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 1, 2011, we further amended the Salary Continuation Agreement of Ray C. Anderson, who is the Chairman and a Director of the Company.  (A copy of the Second Amendment to Salary Continuation Agreement (the “Amendment”) is attached hereto as Exhibit 99.1.)  The Amendment provides for a supplemental death benefit in a single-sum amount equal to $886,102, payable on the 60th day following Mr. Anderson’s death.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached to this report as Exhibit 99.1.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

 (d)          Exhibits.

Exhibit No.	Description
99.1	Second Amendment to Salary Continuation Agreement, dated as of February 1, 2011, by and between the Company and Ray C. Anderson.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Senior Vice President
Date: February 2, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Second Amendment to Salary Continuation Agreement, dated as of February 1, 2011, by and between the Company and Ray C. Anderson.